y:\genlcorp\sec-frms\usw\s-8\1997\newplanl\poa.doc
EXHIBIT  24

     POWER  OF  ATTORNEY


     KNOW  ALL  MEN  BY  THESE  PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of U S WEST Communications Group Common Stock, on terms generally described at this meeting; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 14th day of March, 1997.


     /S/  RICHARD  D.  MCCORMICK
     ______________________________
     Richard  D.  McCormick
     Chairman  of  the  Board,  Chief
     Executive  Officer  and  President


     /S/  MICHAEL  P.  GLINSKY
     ______________________________
     Michael  P.  Glinsky
     Executive  Vice  President  and
     Chief  Financial  Officer

                               POWER OF ATTORNEY

     KNOW  ALL  MEN  BY  THESE  PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of U S WEST Communications Group Common Stock, on terms generally described at this meeting; and

     WHEREAS,  each  of  the  undersigned  is  a  Director  of  the  Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 14th day of March, 1997.






/S/ REMEDIOS DIAZ-OLIVER             ALLEN F. JACOBSON
___________________________________  ___________________________________
Remedios Diaz-Oliver                 Allen F. Jacobson

GRANT A. DOVE                        MARILYN C. NELSON
___________________________________  ___________________________________
Grant A. Dove                        Marilyn C. Nelson

ALLAN D. GILMOUR                     FRANK POPOFF
___________________________________  ___________________________________
Allan D. Gilmour                     Frank Popoff

PIERSON M. GRIEVE                    JERRY O. WILLIAMS
___________________________________  ___________________________________
Pierson M. Grieve                    Jerry O. Williams